EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sweet Spot Games, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, GREGORY GALANIS , Chief Executive Officer and Chief Financial Officer of the Company, GERALD W. MILLS certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ GREGORY GALANIS

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CHIEF EXECUTIVE OFFICER

- AND -

/s/ GERALD W. MILLS

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CHIEF FINANCIAL OFFICER

February 09, 2011